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                                  EXHIBIT 23.3

                        CONSENT OF DELOITTE & TOUCHE LLP

                              INDEPENDENT AUDITORS



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                          INDEPENDENT AUDITORS' CONSENT


        We consent to the incorporation by reference in this Registration Statement of The Cronos Group on Form S-8 of our report dated February 16, 2001, appearing in the Annual Report on Form 10-K of The Cronos Group for the year ended December 31, 2000 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.



                                        Deloitte & Touche LLP


May 16, 2001